EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fresh Healthy Vending International, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alex Kennedy, Principal Executive Officer and Principal Financial Officer of the Company, do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 20, 2013	By:	/s/ Alex Kennedy
Alex Kennedy Principal Executive Officer Principal Financial Officer